UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 5, 2007

Huntsman Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-32427	42-1648585
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

Huntsman International LLC

(Exact name of registrant as specified in its charter)

Delaware	333-85141	87-0630358
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

500 Huntsman Way
Salt Lake City, Utah	84108
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (801) 584-5700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets

On November 5, 2007, Huntsman International LLC, a wholly-owned subsidiary of Huntsman Corporation, and certain of its subsidiaries (collectively, the “Sellers”) completed the sale of the Sellers’ U.S. base chemicals business assets to Flint Hills Resources, LP (“Flint Hills”) for $306 million plus the value of associated inventory, for total consideration, net of other adjustments, of approximately $415 million, subject to post-closing adjustments.

The sale of the Sellers’ base chemicals business assets is the second closing in a two-part transaction valued at an aggregate of approximately $770 million. The separate closing of the Sellers’ U.S. polymers business assets was reported on a Current Report on Form 8-K filed with the Securities and Exchange Commission on August 1, 2007.

A copy of the press release reporting the sale is attached hereto as Exhibit 99.1.

Item 2.06 Material Impairments

In connection with the sale of the U.S. base chemicals assets discussed in Item 2.01 above, we will incur a loss of approximately $150 million. We have previously reported our conclusion that we would incur a loss in connection with the sale of the U.S. base chemicals assets in our Quarterly Reports on Form 10-Q for the quarterly period ended March 31, 2007 and for the quarterly period ended June 30, 2007.

Item 9.01 Financial Statements and Exhibits.

(b)  Pro Forma Financial Information.

The pro forma financial information pursuant to Article 11 of Regulation S-X is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

(d)  Exhibits

Exhibit No.	Exhibit Title
2.1

Amended and Restated Asset Purchase Agreement dated June 22, 2007 among Flint Hills Resources, LP, Flint Hills Resources, LLC, Huntsman International LLC, Huntsman Petrochemical Corporation, Huntsman International Chemicals Corporation, Huntsman Polymers Holdings Corporation, Huntsman Expandable Polymers Company, LC, Huntsman Polymers Corp. and Huntsman Chemical Company of Canada, Inc. (incorporated by reference to Exhibit 2.1 to the current report on Form 8-K of Huntsman International LLC and Huntsman Corporation filed on June 22, 2007).

99.1*	Press Release dated November 5, 2007

99.2*	Pro Forma Financial Information

* Filed herewith.

1

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	November 5, 2007	HUNTSMAN CORPORATION
HUNTSMAN INTERNATIONAL LLC

		By:	/s/ John R. Heskett
		Name:	John R. Heskett
		Title:	Vice President, Corporate Development and
Investor Relations

INDEX TO EXHIBITS

Exhibit No.	Exhibit Title
2.1

Amended and Restated Asset Purchase Agreement dated June 22, 2007 among Flint Hills Resources, LP, Flint Hills Resources, LLC, Huntsman International LLC, Huntsman Petrochemical Corporation, Huntsman International Chemicals Corporation, Huntsman Polymers Holdings Corporation, Huntsman Expandable Polymers Company, LC, Huntsman Polymers Corp. and Huntsman Chemical Company of Canada, Inc. (incorporated by reference to Exhibit 2.1 to the current report on Form 8-K of Huntsman International LLC and Huntsman Corporation filed on June 22, 2007).

99.1*	Press Release dated November 5, 2007

99.2*	Pro Forma Financial Information

* Filed herewith.